Deferred income	12 Months Ended
Dec. 31, 2012
Deferred income [Text Block]

12. Deferred income

The Group’s deferred income includes deferred income relating to government grants and the unrecognized portion of the consulting service fees paid up front by DaVita China.

In August 1999, the Group received a government grant of RMB15,000,000, approved by the State Development Planning Committee of the PRC, for the purchase of plant and equipment costing a total of RMB45,029,000.

In December 2010, the Group received a government grant of RMB1,000,000 for a hemodialysis project, approved by a PRC provincial government. The grant was recorded in deferred grant income as at December 31, 2010.

In April 2012, the Group received a government grant of RMB8,672,000 (US$1,392,000) from Commission of Taizhou Pharmaceutical High-tech Industrial Park (”Taizhou Industrial Park”), for the construction of facilities in Taizhou Industrial Park. As the construction of facilities had not been started as of December 31, 2012, no amortization had been recorded as of December 31, 2012.

In August 2012, the Group received consulting service fee of RMB4,822,000 (US$774,000) from DaVita China for consulting services to be provided by the Group to JV ManageCo for a three year period. The consulting service income is recognized on a straight-line basis over three years.

Amortization of deferred income was RMB374,000, RMB1,374,000, and RMB1,312,000 (US$211,000) for the years ended December 31, 2010, 2011 and 2012, respectively. Deferred income as of December 31, 2012 is expected to be amortized as follows:

	RMB’000	US$’000

2013	1,981	318
2014	1,981	318
2015	1,044	168
2016	374	60
2017 and thereafter	9,205	1,477

Total	14,585	2,341

The Group’s grant income is analyzed as follows:

	Year ended December 31,
	2010	2011	2012	2012
	RMB’000	RMB’000	RMB’000	US$’000

R&D activities support	882	211	524	84
Amortization of deferred income	374	1,374	374	60
Total grant income	1,256	1,585	898	144